Exhibit 1

Joint Filing Agreement

Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Statement on Schedule 13D to which this exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Dated: February 16, 2010

JCF MFG HOLDCO LLC
By:	JCF Associates II-A L.P.
By:	JCF Associates II-A LLC, its General Partner

By:	/s/ J. Christopher Flowers
Name:	J. Christopher Flowers
Title:	Managing Director

J.C. FLOWERS II L.P.
By:	JCF Associates II L.P., its General Partner
By:	JCF Associates II Ltd., its General Partner

By:	/s/ J. Christopher Flowers
Name:	J. Christopher Flowers
Title:	Managing Director

J.C. FLOWERS II-A L.P.
By:	JCF Associates II-A L.P., its General Partner
By:	JCF Associates II-A LLC, its General Partner

By:	/s/ J. Christopher Flowers
Name:	J. Christopher Flowers
Title:	Managing Director

J.C. FLOWERS II-B L.P.
By:	JCF Associates II L.P., its General Partner
By:	JCF Associates II Ltd., its General Partner

By:	/s/ J. Christopher Flowers
Name:	J. Christopher Flowers
Title:	Managing Director

FINANCIAL SERVICE OPPORTUNITIES L.P.
By:	FSO GP L.P., its General Partner
By:	FSO GP Ltd., its General Partner

By:	/s/ J. Christopher Flowers
Name:	J. Christopher Flowers
Title:	Managing Director

JCF ASSOCIATES II L.P.
By:	JCF Associates II Ltd., its General Partner

By:	/s/ J. Christopher Flowers
Name:	J. Christopher Flowers
Title:	Managing Director

JCF ASSOCIATES II LTD.

By:	/s/ J. Christopher Flowers
Name:	J. Christopher Flowers
Title:	Managing Director

JCF ASSOCIATES II-A L.P.
By:	JCF Associates II-A LLC, its General Partner

By:	/s/ J. Christopher Flowers
Name:	J. Christopher Flowers
Title:	Managing Director

JCF ASSOCIATES II-A LLC

By:	/s/ J. Christopher Flowers
Name:	J. Christopher Flowers
Title:	Managing Director

FSO GP L.P.
By:	FSO GP Ltd., its General Partner

By:	/s/ J. Christopher Flowers
Name:	J. Christopher Flowers
Title:	Managing Director

FSO GP LTD.

By:	/s/ J. Christopher Flowers
Name:	J. Christopher Flowers
Title:	Managing Director

J. CHRISTOPHER FLOWERS /s/ J. Christopher Flowers